Exhibit 99.1

Mobility Messaging Security NYSE American: TEUM Company Overview October 2017 Global Mobility Cloud Platform: Connectivity and IoT Enablement

2 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 2 © Pareteum 2017 ( NYSE American : TEUM) Certain statements contained herein constitute "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . Such statements may include, without limitation, statements with respect to Pareteum’s plans and objectives, projections, expectations and intentions . These forward - looking statements are based on current expectations, estimates and projections about Pareteum’s industry, management's beliefs and certain assumptions made by management . Readers are cautioned that any such forward - looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict . Because such statements involve risks and uncertainties, the actual results and performance of Pareteum may differ materially from the results expressed or implied by such forward - looking statements . Given these uncertainties, readers are cautioned not to place undue reliance on such forward - looking statements . Unless otherwise required by law, Pareteum also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward - looking statements made here . Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from those projected or suggested in Pareteum’s filings with the Securities and Exchange Commission, copies of which are available from the SEC or may be obtained upon request from Pareteum . Forward Looking Statements

Recent Developments 1. S - 1/A filed October 16, 2017 2. Strategic Alliance

4 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 4 © Pareteum 2017 ( NYSE American : TEUM) A New Worldwide Strategic Alliance: Artilium + Pareteum = Global Mobility IoT Solutions AAA Business Suite / Intelligent Routing / ARTA Bill Managed Service Platform / Global Mobility Cloud Service Platform TEUM Application Exchange Developers Platform 9B Worldwide Mobile Subscriptions by 2022* *June 2017 Ericsson Mobility Report https://www.ericsson.com/assets/local/mobility - report/documents/2017/ericsson - mobility - report - june - 2017.pdf 29B Worldwide IoT Connections by 2022* Teaming Agreement Strategic Alliance Latin America 770 M North America 430 M Africa 1,770 M Europe 1,190 M AsiaPac 4,820 M

5 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 5 © Pareteum 2017 ( NYSE American : TEUM) http:// www.libertyglobal.com/about - us.html as of 10/17/17 http:// www.vodafone.com/content/annualreport/annual_report16/downloads/vodafone - overview - 2016.pdf as of October 17, 2017 Artilium + Pareteum = Worldwide Opportunities $62,527 B Revenue 111,556 Employees 469.7 M Connections 13 M Fixed Broadband 9.5 M TV Subscribers 38 M IoT Connections 25 M Mobile Money Subs. 26 Country Operations 50 Add. Countries Partnerships 41,002 Employees $ 18 B Revenue 50.8 M Homes Passed 24.7 M Fixed - line Subs. 10.1 M Mobile Subs. 59.6 M Video, Internet, and Fixed - line Telephony subs 10.1 M WIFI Access Points LIBERTY GLOBAL + “Global License to Hunt”

6 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 6 © Pareteum 2017 ( NYSE American : TEUM) • New and disruptive business model in mobile telecommunications • Utilizing our global reach via the cloud to provide our customers: • IoT services • Connectivity • Metering • Billing • New revenue generating products and services with greater speed , at a fraction of the price • Our customers include : • Communications Service Providers (CSP): network telecom carriers …. wired and wireless • Enterprises: businesses of all sizes • IoT, A2P, & M2M: Internet of Things + Machine - to - Machine = all connected things and devices What we do: Secure Global Reach: Without Expensive Infrastructure and with IoT

7 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 7 © Pareteum 2017 ( NYSE American : TEUM) Ticker : TEUM Exchange : NYSE American Stock Price ( 10 / 10 / 17 ) : $ 1 . 11 Analysts Price Targets : $ 2 . 00 - $ 2 . 10 Daily Avg . Trading Volume for 3 Months (ending 10 / 10 / 17 ) : ~ 1 . 162 M Market Cap ( 10 / 10 / 17 ) : ~ $ 18 . 2 M Revenues (ttm) ( 06 / 30 / 17 ) : ~ $ 12 M Revenue Backlog ( 09 / 26 / 17 ) : $ 93 . 7 M * 12 - month price targets : Joseph Gunnar $ 2 . 00 as of 8 / 16 / 2017 ; Dawson James $ 2 . 10 as of 9 / 22 / 2017 Equity Snapshot

8 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 8 © Pareteum 2017 ( NYSE American : TEUM) One of the world’s most innovative mobile networking and services companies, has no proprietary telco infrastructure The world’s largest taxi company, owns no vehicles The world’s most popular media owner creates no content The most valuable retailer, has no inventory The world’s largest accommodation provider, owns no real estate The world’s largest network of gourmet coffee retailers own no stores or outlets The world’s largest movie house owns no cinemas The world’s fastest growing bank has no actual money The world’s largest software vendors don’t write their apps . Digital Economy monetization to the Cloud: the Internet of Things and more

9 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 9 © Pareteum 2017 ( NYSE American : TEUM) The Age of the Connected Customer : the Internet of Things and more Telcos TEUM’s business model: subscriber access and recurring revenues 500 million potential Subscribers* 30 Billion IoT Connected Devices by 2020** IoT IoT IoT 30 Billion Connected Devices * 500 million potential Subscribers from management estimates **30 Billion IoT Connected Devices by 2020 from Hewlett Packard

10 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 10 © Pareteum 2017 ( NYSE American : TEUM) • As Connected “Things” (Cars, Goods, People) move among networks (4G, Wi - Fi, Narrow - Band IoT), needed are: • Seamless & Ubiquitous Access to subscribed services • Security & Identification Services • Scalable Platform Services enabling exchange among multiple service providers for large volumes of data • Transactions Exchanged are monetized based on interconnect and roaming agreements (CSP agreements) Pareteum’s Platform Services: make all of this possible … this is the Internet of Things Enabling Seamless Connectivity Worldwide: the Internet of Things and more

11 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 11 © Pareteum 2017 ( NYSE American : TEUM) TEUM’s Customer Success Platform : Real - time Complex Solutions Any device … anywhere … anytime … pay as you go @ The Speed of Need the Internet of Things and more PROBLEMS Legacy upgrades are costly Integration of new solutions New competitors Information siloes Cost and complex operations LEGACY SYSTEMS Radio Networks 2G 3G 4G Future 5G Support Software B/OSS* ERP/APPS** A P I S Internet of Things Enabler : API Development Platform & Developer's Toolkit Connectivity Enabled App Exchange A P I S Single sign - on and apps access portal Sales, Marketing, Customer Service, Subscribers, Dealers, Employees * Business & Operations Support System (B/OSS) ** Enterprise Resource Planning / Applications (ERP/APPs) Mobility Messaging Security Integrated B/OSS enabling real - time: • Account Management (SIMs) • Policy Management (Service & Rules) • Online Charging (Pricing, Rating, Billing)

12 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 12 © Pareteum 2017 ( NYSE American : TEUM) Pareteum Strategy: the Internet of Things and more 1. Managed Services Platform Mobile Virtual Network Enabler (MVNE) IoT Services 2. Global Mobility Cloud Services Platform & IoT Connectivity Enabled Turnkey Cloud Solutions 3. TEUM Application Exchange Platform (IoT) Developer Tool Kit Connectivity Enabled B usiness & Operations Support System (B/OSS) Clearinghouse & Settlements Data & Information Exchange Any Device, Anywhere

13 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 13 © Pareteum 2017 ( NYSE American : TEUM) Existing Pan - European Customers 6 MVNOs Existing Spanish Customers 7 MVNOs Existing MEA Customers 4 MVNOs  Pareteum’s total available market 2020 (annual customer spend): o $200 Billion IoT & Application Exchange Platform o $50 Billion Global Mobility Cloud Platform & IoT Connectivity o $20 Billion Managed Services Platform & IoT Enabler Pareteum’s Markets: Internet of things (IoT) opportunities are everywhere

14 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 14 © Pareteum 2017 ( NYSE American : TEUM) Business Model: Cloud Delivered Services • Subscription Monthly Recurring Revenues (3 disruptive service suites) • Connects service/applications developers with mobile and broadband service providers Stage 0 PROSPECTING Stage 1 QUALIFYING Stage 2 EVALUATION Stage 3 PROPOSAL Stage 4 DECISION Stage 5 DELIVERY & BILLING 90 days 30 days 30 days Managed Services Platform (MSP) Global Mobility Cloud Services Platform (GMCSP) TEUM Application Exchange Platform (TEAX) ~ On Demand 120 days 30 days 30 days Prospect to Contract Contract to Cash ( There can be no assurances that we reach the total revenue backlog. The revenue backlog assumes timing of revenue recognition that may vary from actual results.)

15 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 15 © Pareteum 2017 ( NYSE American : TEUM) • Restructuring Highlights - Creates Fundamental Financial Stability • New senior leadership team: Hal Turner named Executive Chairman and Principal Executive Officer Nov. 2015: others recruited • FTE Reduction from 265 to 62 (Q3/15 - Q3/17); rationalized operations to current business • Ongoing organizational rationalization & optimization: “everything on the table” • Capital Markets and Developments • Divested ValidSoft subsidiary • Raised $6 million in convertible debt and equity in 2016; • Converted $3.5 million in debt to equity in end - 2016/early - 2017 + • March 2017 S - 3 ($3.5mm) + July 2017 Warrant Ex ($1mm) • October 2017 S - 3 ($1.5mm) • Reestablished Sales and Commercial Activities: Vic Bozzo named CEO • Re - established and expanded relationship with key strategic customer Vodafone • New Channel Partnerships & Ongoing expansion of sales organization • Resulted in record revenue backlog growth • Financial Reorganization: Ted O’Donnell named CFO • Actual reported expense savings during 2015 and 2016 thus far have totaled $7.453mm • Operating (adjusted) EBITDA breakeven point achieved at the end of Q3 2016 (Sept. 30 th ) • Q2 2017 Operating (adjusted) EBITDA = $463K, 168% improvement over Q2 2016 • ~70% gross margins • Balance sheet cleaned up • Executive Team Expands: Rob Mumby: Chief Revenue Officer + Ali Davachi: COO & CTO • Improving underlying costs structure, accelerating time to market and creating opportunity for exponential sales growth • IoT experience of Rob and Ali lead to our future sales growth and developments Corporate Turnaround Yields Benefits: IoT and Cloud Service Company Created

16 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 16 © Pareteum 2017 ( NYSE American : TEUM) Pareteum Quarterly Historical Financials • Beat Analyst Revenue Estimates in Q1 and Q2 2017 of $2.75m and $3.1m • Adjusted EBITDA positive for the 9 months ended June 30, 2017 • 2017 Quarter over Quarter Revenue Growth • Gross Margins from 70 - 79% • Year Over Year efficiencies and cost cutting result in lower direct and operating costs $3,144 $2,795 $3,239 $2,482 $1,953 $2,293 $110 $(198) $463 $(500) $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Q4 2016 Q1 2017 Q2 2017 Revenues Gross Margin Adjusted EBITDA REVENUE $ 3,144 $ 2,795 $ 3,239 COST OF SALES $ 662 $ 842 $ 946 GROSS MARGIN $ 2,482 $ 1,953 $ 2,293 ADJUSTED EBITDA $ 110 $ (198) $ 463 Q4 2016 Q1 2017 Q2 2017 Revenues, Gross Margin & Adjusted EBITDA

17 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 17 © Pareteum 2017 ( NYSE American : TEUM) Pareteum Key Performance Indicators • Revenue per employee and revenue per subscriber continues to improve year over year • SAAS based recurring revenues stacks up as new contracts are signed • Subscribers historically grow quarter over quarter from Q1 through Q4 • Great efficiencies per employee as expected by a SAAS provider • Gross Margins remain in the 70 - 79% range as revenue per employee and subscriber increase $51,738 $202,872 $186,328 $215,944 $0 $50,000 $100,000 $150,000 $200,000 $250,000 Q4 2015 Q4 2016 Q1 2017 Q2 2017 Average Annualized Revenue / Employee $10.64 $9.72 $10.76 $8.00 $8.50 $9.00 $9.50 $10.00 $10.50 $11.00 Q4 2016 Q1 2017 Q2 2017 Average Annualized Revenue / Subscriber

18 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 18 © Pareteum 2017 ( NYSE American : TEUM) • Disruptive business model, rapidly becoming one of the world’s largest mobile networking and IoT services companies, utilizing the cloud, without telco infrastructure investing • Growth driven by new way to deliver services that slashes costs and increase revenue generation for customers • 70% gross margins in existing large and growing multi - billion dollar market • $93.7 million revenue backlog • Led by successful entrepreneurs, completed successful turnaround and have track record managing rapid growth in telecommunications industry • Patented software is not easily replicated , creating a financial, time based, competitive barrier to entry • Path to profitability is accelerated via high margins on subscribers and the magic of monthly recurring revenue will drive sustainable returns • Attractive enterprise valuation based upon our current PPS, facilitating excellent risk adjusted returns Corporate Highlights: IoT and Cloud Services Company Created

19 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 19 © Pareteum 2017 ( NYSE American : TEUM) Valuation Multiple Analysis – Revenue, Adj. EBITDA & Backlog • Current Market Cap: $ 15.7M • Revenue Multiple of current estimated revenues • 2017 Estimated Revenues $14.36M: Multiple only 0.56x • SaaS Industry Range of 2 - 6x • Adjusted EBITDA Multiple • 2018 Estimated Adjusted EBITDA $3.032M • Currently only 2.4x multiple of projected 2018 Adjusted EBITDA • SaaS Industry Range of 8 - 12x • Revenue Backlog Multiple • Current Backlog of $93.75M as of 9/26/17 • Current valuation multiple only 0.19x • SaaS Industry Range of 1 - 3x $ Millions $ Millions $ Millions Notes: Management case

20 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 20 © Pareteum 2017 ( NYSE American : TEUM) Hal Turner : Founder, Executive Chairman & Principal Executive Officer Vic Bozzo : Co - Founder, Chief Executive Officer Ted O’Donnell: Chief Financial Officer InvestorRelations@Pareteum.com Investor Relations Contact Investor Relations: (212) 984 - 1096 InvestorRelations@Pareteum.com HQ: New York City Offices : The Netherlands, Spain, Brazil, Bahrain Contact Us

Appendix

22 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 22 © Pareteum 2017 ( NYSE American : TEUM) • Robert H. (Hal) Turner : Founder, Executive Chairman , Principal Executive Officer: chartered the successful course of numerous international and U.S. domestic communication, software, and technology startup, growth, and Fortune 500 companies ( all sizes … all stages ); selected engagements: • Vic Bozzo, Co - Founder, Chief Executive Officer : extensive sales and marketing leadership in the Telecom and Internet industry that has led to significant revenue and customer growth and investor returns • Rob Mumby , C hief Revenue Officer : 20 years of communications industry experience building profitable businesses and leading new market entries for high - growth disruptors and Fortune 500’s • Ali Davachi , Chief Operating Officer and Chief Technical Officer : 30 years experience: complex technology architecture & delivery: application, infrastructure virtualization, public/private cloud, network & application security, big data analytics, workflow orchestration, blockchain & l arge scale mobile applications for large global companies • Edward (Ted) O’Donnell , Chief Financial Officer : 25 years experience: investment banking, private equity & venture capital, internet technology, Software as a Service (SaaS) and other new media businesses Carlyle Capital Group Executive Team Biographies

23 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation 23 © Pareteum 2017 ( NYSE American : TEUM) Capitalization Table as of October 17, 2017 Footnotes: (a) Includes certain shares in process of being issued, including re Saffelberg $723,900 9% Note (increased by 10% and converted (Ma rch 30, 2017) into common shares at $1.50) and the conversion of preferred shares into 338,419 common shares on September 28, 2017. (b) Exercise prices between $0.64 and $23.25, with expiration dates of 2017 - 2020. (c) Includes prior issued plan options (1.129m options Issued), 2017 option issuances and expirations to date with an active S - 8 wit h 3.5 million option shares and 3.0 million unissued unregistered options in the shareholder approved plan. (d) Based on $165k remaining convertible debt (PIPE) and the 10% ($16.5k) ValidSoft - sale - related uplift and a conversion price of $3 .75. (e) (e ) 105k DJS Agent warrants; 106k Saffelberg warrants related to the $723,900 convertible Note; and 520k DJS PIPE investor war ran ts. (DJS PIPE & Saffelberg warrants include 10% bonus/uplift warrants). (f) The remaining Preferred shares were converted into 338,419 common shares on September 28, 2017. (Included in issued and out standing shares as of October 17, 2017) (g) Atalaya and Corbin Warrants Fixed at 2.4mm common stock equivalents with a $0.64 strike price. (Included in 3.513m warrants outstanding as of October 17, 2017) TEUM (000’s) Common Share Equivalents Warrants Options Fully Diluted Issued and Outstanding 19,621 (a) 3,513 (b), (g) 7,629 (c) 30,763 Convertible Debt shares as converted 48 (d) 732 (e) - 780 Preferred Shares (Series A and A - 1) - (f) - Fully Diluted 19,669 4,244 7,629 31,543